.	Summary Prospectus September 1, 2025

Allspring Small Company Value Fund

Class A: SCVAX; Class C: SCVFX; Class R6: SCVJX; Administrator Class: SCVIX; Institutional Class: SCVNX	Link to Prospectus	Link to SAI

Effective on or about the close of business on September 12, 2025, all Administrator Class shares of the Fund will automatically convert to Institutional Class shares of the Fund.

Effective at the close of business on September 29, 2025, Class C of the Fund will be closed to new investors and additional investments from existing shareholders. Effective on or about the close of business on November 14, 2025, all Class C shares of the Fund will automatically convert to Class A shares of the Fund.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at allspringglobal.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to AllspringFundsShareholders@allspringglobal.com. The current prospectus (“Prospectus”) and statement of additional information(“SAI”), dated September 1, 2025, as supplemented from time to time, are incorporated by reference into this summary prospectus. The Fund’s SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain Allspring Funds. More information about these and other discounts is available from your financial professional and in “Share Class Features” and “Reductions and Waivers of Sales Charges” on pages 34 and 35 of the Prospectus and “Additional Purchase and Redemption Information” on page 92 of the Statement of Additional Information. Investors who purchase through certain intermediaries may be subject to different sales charge discounts than those outlined shares in these sections. Please see Appendix A on page 66 for further information.

Shareholder Fees (fees paid directly from your investment)
	A	C	R6	Administrator	Institutional
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	1.00%	None	None	None
1.	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	C	R6	Administrator	Institutional
Management Fees[2]	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.45%	0.45%	0.03%	0.38%	0.13%
Total Annual Fund Operating Expenses[3]	1.30%	2.05%	0.88%	1.23%	0.98%
Fee Waivers	(0.15)%	(0.15)%	(0.13)%	(0.18)%	(0.13)%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	A	C	R6	Administrator	Institutional
Total Annual Fund Operating Expenses After Fee Waivers[4]	1.15%	1.90%	0.75%	1.05%	0.85%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	Reflects the fees charged by Allspring Funds Management for providing investment advisory services to the master portfolio in which the Fund invests substantially all of its assets.
3.	Includes other expenses allocated from the master portfolio in which the Fund invests.
4.	The Manager has contractually committed through August 31, 2026, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waiver at 1.15% for Class A, 1.90% for Class C, 0.75% for Class R6, 1.05% for Administrator Class and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Assuming you sold your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class A	$685	$949	$1,233	$2,040
Class C	$293	$628	$1,090	$2,367
Class R6	$77	$268	$475	$1,072
Administrator Class	$107	$372	$658	$1,473
Institutional Class	$87	$299	$529	$1,190
Assuming you held your shares, you would pay:	After 1 Year	After 3 Years	After 5 Years	After 10 Years
Class C	$193	$628	$1,090	$2,367

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 80% of the Fund’s net assets in equity securities of small-capitalization companies.

The Fund is a feeder fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other Allspring Funds, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $2.13 million to $19.09 billion, as of July 31, 2025, and is expected to change frequently.

Our team’s strategy is designed to provide exposure to small public companies with current stock prices that we believe do not accurately reflect their intrinsic values. We use bottom-up fundamental analysis (i.e., focusing on company-specific factors rather than broader market factors) to execute our investment philosophy which focuses on identifying three core alpha (i.e., excess returns relative to an index) drivers: value, quality partner, and contrarian. First and foremost, we believe a prospective company should possess attractive value characteristics such as being priced at a discount relative to peers and the company’s own historic valuation metrics. We also seek companies that are shareholder-friendly quality partner firms demonstrating favorable cash flow generating capabilities and that have the management, business model, products and resources to drive organic growth. Lastly, the investment should exhibit what we believe are contrarian characteristics and be in a unique position for value creation, yet, overlooked by the investment community. As part of our investment process, environmental, social, and governance (ESG) factors are evaluated within our three-core alpha driver stock selection criteria. Within the quality partner framework, we seek to identify companies with high-quality characteristics who can outperform their peers over the long term. Our fundamental analysis process utilizes ESG analytics and data provided by leading third party vendors to assess ESG considerations that could impact value creation over time. Material ESG risks, as well as opportunities, are evaluated within the context of the specific sector or industry in which the company resides. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration surface.

Principal Investment Risks

Because the Fund invests substantially all of its assets in a master portfolio with a substantially identical investment objective and substantially similar investment strategies, the following principal risks include those risks that result from the Fund’s investment in the master portfolio. In this section, references to the Fund should be read to include the Fund and the master portfolio, as appropriate.

The Fund’s performance will not correlate perfectly with that of the master portfolio due to the impact of the Fund’s fees and expenses and to the timing and magnitude of cash flows into and out of the Fund, which will create cash balances that cause the Fund’s performance to deviate from the performance of the master portfolio.

An investment in the Fund may lose money, is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund’s website at allspringglobal.com.

Calendar Year Total Returns for Class A as of 12/31 each year (Returns do not reflect sales charges and would be lower if they did)
.	Highest Quarter: December 31, 2020	+31.40%
	Lowest Quarter: March 31, 2020	-35.11%
	Year-to-date total return as of June 30, 2025 is -3.67%

Average Annual Total Returns for the periods ended 12/31/2024 (returns reflect applicable sales charges)[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/31/2002	2.01%	7.58%	7.14%
Class A (after taxes on distributions)	1/31/2002	0.03%	6.53%	6.58%
Class A (after taxes on distributions and the sale of Fund Shares)	1/31/2002	2.37%	5.81%	5.70%
Class C (before taxes)	8/30/2002	6.42%	8.08%	7.15%
Class R6 (before taxes)	10/31/2016	8.65%	9.30%	8.21%
Administrator Class (before taxes)	1/31/2002	8.31%	8.95%	7.90%
Institutional Class (before taxes)	7/30/2010	8.54%	9.18%	8.12%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)		8.05%	7.29%	7.14%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		23.81%	13.86%	12.55%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown for only one class of shares. After-tax returns for any other class will vary.

Fund Management

Manager	Sub-Adviser[1]	Portfolio Manager, Title/Managed Since[1]
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Jeff Goverman, Portfolio Manager / 2018 Gustaf Little, Portfolio Manager / 2022 Garth R. Nisbet, CFA, Portfolio Manager / 2018
1.	The sub-adviser and portfolio managers listed above are the sub-adviser and portfolio managers of the master portfolio in which the Fund invests substantially all of its assets. The Fund itself does not have a sub-adviser or portfolio managers.

Purchase and Sale of Fund Shares

In general, you can buy or sell shares of the Fund online or by mail, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional, or if applicable, your retirement plan sponsor.

Eligibility requirements may vary by class; please see “Share Class Eligibility” in the Prospectus for more information.

	Minimum Investments	Additional Investments
Class A and Class C	Regular Accounts: $1,000 IRAs, IRA Rollovers, Roth IRAs: $250 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum	Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100 UGMA/UTMA Accounts: $50 Employer Sponsored Retirement Plans: No Minimum
Class R6	Eligible investors are not subject to a minimum initial investment (intermediaries may require different minimum investment amounts)	None (intermediaries may require different minimum additional investment amounts)
Administrator Class and Institutional Class	$1 million (this amount may be reduced or eliminated for certain eligible investors)	None
To Buy or Sell Shares
Class A, Class C, Administrator Class and Institutional Class	Mail: Allspring Funds P.O. Box 219967 Kansas City, MO 64121-9967 Online: allspringglobal.com Phone or Wire: 1-800-222-8222
Class R6	Contact your plan sponsor

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Intermediaries

If you purchase a Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Fund over another investment. Consult your financial professional or visit your intermediary’s website for more information.

Link to Prospectus	Link to SAI

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